                                                                   EXHIBIT 10.15

                                                         1301 Waters Ridge Drive
                                                Lewisville, Denton County, Texas


                                 LEASE AGREEMENT

                                 by and between

                           BRIARWOOD WATERS RIDGE LP

                                       and

                             ULTRAK OPERATING, L.P.

                                TABLE OF CONTENTS

                                                                   Page
                                                                   ----
 1. Premises and Term ............................................    1
 2. Construction; Reimbursement by Landlord ......................    2
 3. Minimum Rent; Security Deposit ...............................    3
 4. Payments .....................................................    4
 5. Use ..........................................................    4
 6. Utility Charges ..............................................    5
 7. Taxes ........................................................    5
 8. Insurance ....................................................    8
 9. Payment of Taxes and Insurance by Landlord ...................   12
10. Repairs ......................................................   12
11. Alterations ..................................................   13
12. Equipment. Fixtures and Signs on Premises ....................   13
13. Damage by Fire or Other Casualty .............................   14
14. Condemnation .................................................   15
15. Liability and Indemnification ................................   18
16. Assignment and Subletting ....................................   16
17. Default ......................................................   20
18. Inspection by Landlord .......................................   23
19. Covenant of Title and Quiet Enjoyment ........................   23
20. Holding Over by Tenant .......................................   23
21. Notice and Payments ..........................................   24
22. Net Lease ....................................................   26
23. Force Majeure ................................................   27
24. Waiver of Subrogation ........................................   27
25. Recording ....................................................   27
26. Purchase Option ..............................................   27
27. Tenant's Information .........................................   28
28. Gender and Number ............................................   29
29. Binding Effect ...............................................   29
30. Entire Agreement .............................................   29
31. Captions .....................................................   29
32. Terms Held Invalid ...........................................   29
33. Attorney's Fees ..............................................   29
34. Waiver of Repurchase Option ..................................   29
35. Estoppels ....................................................   30

36. Mechanic's Liens .............................................   30
37. No Joint Venture .............................................   30
38. Broker .......................................................   31
39. Date of Lease ................................................   31
40. No Representations ...........................................   31
41. Binding Effect ...............................................   31
42. Counterparts .................................................   31
43. Rental Tax ...................................................   32
44. Landlord's Lien ..............................................   32
45. Limitation of Actions ........................................   32
46. Waiver of Jury Trial .........................................   33
47. Execution and Approval of Lease ..............................   33
48. Governing Law ................................................   34
49. Hazardous Materials ..........................................   34
50. Intention of Parties; Contingent Security Interest ...........   35

                                 LEASE AGREEMENT


         THIS LEASE AGREEMENT (this "Lease") dated effective as of December 17, 2001, is by and between BRIARWOOD WATERS RIDGE LP, a Texas limited partnership (hereinafter called "Landlord"), and ULTRAK, OPERATING, L.P., a Texas limited partnership (hereinafter called the "Tenant").

         1. Premises and Term. Subject to the terms of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, that certain parcel of real property (the "Property") located in the City of Lewisville, County of Denton, State of Texas, the same being more particularly described by metes and bounds on Exhibit "A" attached hereto and made a part hereof for all purposes, and as shown on Exhibit "B" attached hereto and made a part hereof for all purposes, including all improvements now or hereafter to be constructed thereon (the same, as modified in accordance with Article 11 below is herein called the "Building") and all fixtures and accessory improvements now or hereafter thereon, including all roadway, parking areas and landscaped areas now or hereafter located thereon (collectively such Building, fixtures and improvements are hereinafter referred to either individually or collectively as the "Improvements"), and all mechanical systems, fixtures and equipment (including, but not limited to, compressors, engines, elevators and escalators), electrical systems, fixtures and equipment; heating fixtures, systems and equipment, air conditioning fixtures, systems and equipment; plumbing fixtures, systems and equipment, all furniture, carpets, drapes and other furnishings; refrigerators, stoves and other appliances, maintenance equipment and tools; and all other machinery, equipment, fixtures and personal property of every kind and character, and all accessories and additions thereto, located in or on or in the area of the Property and/or the Improvements, or used in connection with the Property or the Improvements or the operations thereon (collectively, and as applicable, the "Personalty") (the Improvements, the Personalty and the Property, together with all easements, rights, privileges and amenities otherwise appurtenant to such property are hereinafter referred to collectively as the "Premises"). Tenant shall lease the Premises for a term commencing on the Commencement Date (as defined below) and expiring on the last day of the thirtieth (30th) full calendar month following the Commencement Date.

The "Commencement Date" of this Lease, and Tenant's obligation to begin paying rent under this Lease, shall be the date of this Lease first above written (i.e., December 17, 2001).

         2. Construction; Warranties.

         (a) As of the date of this Lease, there are no construction obligations with respect to the Premises. Landlord is not deemed to represent and/or warrant that the Premises comply with any and all laws, ordinances, orders, rules, and regulations of all governmental bodies (state, federal, and municipal) applicable to or having jurisdiction over the use, occupancy, operation, and maintenance of the Leased Premises and the Project, including without limitations the Access Laws (as hereinafter defined) (those laws, ordinances, orders, rules, decisions, and regulations being called "Applicable Laws"). The "Access Laws" are defined herein collectively as all applicable existing and future environmental laws and the provisions of the Americans With Disabilities Act of 1990 (as amended), the Texas Architectural Barriers Act (as amended). [Tex. Rev. Civ. Stat. Ann. Art. 9102], and any similar existing or future law, rule or regulation relating to access by disabled persons to the Premises. Tenant, at its sole cost and expense, is responsible for the Premises and Tenant's business operations at the Premises and the Property complying with Applicable Laws (including, without limitation, the Access Laws), and Tenant shall indemnify and hold harmless Landlord in connection with any failure of the Premises and/or Tenants business operations to so comply. Tenant shall be responsible for (i) the payment or other release of all claims by contractors, subcontractors and/or other suppliers, and (ii) all maintenance, repair and replacements with respect to the Premises during the term of this Lease. Landlord shall have no financial obligation with respect to the Premises (including, without limitation, the Improvements), and any costs in connection therewith shall be borne by Tenant, from and against which Tenant shall indemnify and hold harmless Landlord.

         (b) Landlord hereby permits Tenant to retain, during the term of this Lease, all warranties and guarantees pertaining to Improvements and equipment erected or installed upon the Premises. In the event of termination of this Lease when any warranties or guarantees are still applicable, Tenant hereby assigns to Landlord effective as of the date of termination all such warranties and guaranties pertaining to the Improvements and equipment erected or installed upon the Premises (including, without limitation, all heating and air conditioning equipment, and all equipment used in connection with Tenant's business operations, installed upon the Premises).

         3. Minimum Rent; Security Deposit.

         (a) Commencing on the Commencement Date and continuing throughout the term of this Lease, Tenant shall pay to Landlord minimum rental (the "Minimum Rent") for the Premises at the rate of SEVEN HUNDRED TWENTY THOUSAND AND NO/100 DOLLARS ($720,000.00) per annum, payable in monthly installments, in advance, of SIXTY THOUSAND AND NO/100 DOLLARS ($60,000.00) per month. The first monthly installment of Minimum Rent and the last monthly installment of Minimum Rent (such installment of Minimum Rent to be applied to (i) the thirtieth (30th) full calendar month of the term of this Lease in the event this Lease expires on its own terms without the default of Tenant, or (ii) the twenty-fourth (24th) full calendar month in the event Tenant properly and validly exercises its Purchase Option pursuant to Section 26 below) shall be due and payable on or before the Commencement Date of this lease, and each subsequent monthly installment shall be due and payable on or before the first day of each succeeding calendar month during the term of this Lease. Rent for any fractional month at the beginning or the end of the term of this Lease, shall be prorated on a per diem basis.

         (b) Tenant shall pay a deposit in an amount equal to $60,000.00 (the "Security Deposit") to Landlord upon execution of this Lease as security for the performance by Tenant of its obligations under this Lease. The Security Deposit is not held in trust for Tenant, does not bear interest, and is not an advance payment of Rent or a measure of Landlord's damages for a default by Tenant. If Tenant defaults in the performance of any of its obligations under this Lease, Landlord may, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages in Rent or any other sum for which Tenant is in default and any other damage, injury, expense, or liability caused to Landlord by the default. If Landlord so applies any part of the Security Deposit, Tenant shall pay to Landlord on demand the amount necessary to restore the Security Deposit to its original amount. If Tenant is not then in default under this Lease, Landlord shall return any remaining balance of the Security Deposit to Tenant within sixty (60) days after the later to occur of(1) the termination or expiration of this Lease or (2) surrender by Tenant of possession of the Leased Premises to Landlord in accordance with this Lease. If Landlord assigns its interest in the leased Premises, Landlord may assign the Security Deposit to the assignee, in which case Landlord has no further liability for the return of the Security Deposit after the assignment and Tenant shall look solely to the assignee for the return of the Security Deposit. Tenant may not assign or encumber or attempt to assign or encumber the Security Deposit. Landlord and its successors and assigns are not bound by any actual or attempted assignment or encumbrance of the Security Deposit by Tenant.

         4. Payments. All payments of Minimum Rent and other sums due from Tenant to Landlord shall be made to Landlord as the same shall become due, without demand, reduction or set-off of any kind, by bank wire of immediately available good funds, at the address as is specified in Section 21(c) of this Lease, or to such other party or at such other place as hereinafter may be designated by Landlord by written notice to the Tenant at least ten (10) days prior to the next ensuing due date.

         5. Use.

         (a) Tenant shall use the Premises only for purposes consistent with Tenant's current operations at the Premises, general warehouse, office, light assembling and manufacturing purposes and in accordance with all Applicable Laws, and with all Licenses (as hereinafter defined), and for no other use without the prior written consent of Landlord (which consent may be withheld in Landlord's sole, but reasonable, discretion). Tenant shall operate its business in an efficient and reputable manner and Tenant shall not at any time discontinue business operations from the Premises (except for legal holidays and periods of renovation and repair) for more than ten (10) consecutive business days, but shall in good faith continuously throughout the term of this Lease conduct and carry on from Premises the type of business for which the Premises are leased to Tenant.

         (b) In no event shall the use of the Premises, now or in the future, nor the design and construction (or any future alterations) of the Improvements be such to violate any Applicable Laws (including, without limitation, the Access Laws). Tenant shall, at its sole cost and expense, comply with (and be responsible for compliance with) all legal requirements and all Applicable Laws (including, without limitation, the Access Laws) at all times during the term of this Lease.

         (c) Tenant shall not permit any objectionable noises or odors to emanate from the Building; nor place or permit any radio, television, loudspeaker or amplifier on the roof or outside the Building or where the same can be seen or heard from outside the Building; nor place any antenna, equipment, awning or other projection on the exterior of the Building; nor use the areas outside the Building for conducting any advertising or marketing program, or for the sale or distribution of goods; nor take any other action which would constitute a nuisance or would endanger other or unreasonably interfere with others; nor permit any unlawful or immoral practice to be carried on or committed on the Premises.

         (d) Tenant shall, at its sole cost and expense, maintain the Premises in a neat, attractive condition at all times during the term of this Lease.

         (e) Tenant shall procure, at its sole cost and expense, any and all permits and licenses necessary, required or desirable for the transaction of business in the Premises (collectively, the "Licenses") and shall otherwise comply with all Applicable Laws (including, without limitation, the Access
Laws). Tenant may not, without the prior written consent of Landlord, which consent may be withheld by Landlord in its sole and absolute discretion, (1) assign or transfer the Licenses or any interest therein; (2) permit any assignment of the Licenses or any interest therein by operation of law; (3) grant any license, concession, or other right(s) in connection with the Licenses to a third party; (5) mortgage, pledge, or otherwise encumber its interest in the Licenses; or (6) permit the use of the Licenses by any parties other than Tenant and its employees.

         6. Utility Charges. Tenant shall pay all charges incurred for any utility services used by Tenant on the Premises (including "hook-up" or "tie-in" charges). Landlord shall not be liable for any interruption whatsoever in any utility service(s).

         7. Taxes.

         (a) Tenant agrees that after the Commencement Date of this Lease, Tenant shall pay as additional rent (and hold Landlord harmless from) before they become delinquent all taxes

(both real and personal), assessments (both general and special), and governmental charges of any nature whatsoever, levied upon or assessed against the Premises (including, without limitation, the Property). Tenant shall deliver to Landlord receipts or other reasonably satisfactory evidence of payment of all such taxes, assessments and governmental charges so paid by Tenant. It is agreed, however, that Tenant may, at its sole cost and expense, after giving prior written notice to Landlord, dispute and contest the same, and in such cases, such disputed item need not be paid until finally adjudged to be valid; provided, however, that Tenant must post an appropriate bond or take another measure necessary to keep the Premises free of tax liens. At the conclusion of such contest, Tenant shall pay the items contested to the extent that they are held valid, together with all terms, court costs, interest, penalties and other expenses relating thereto. Notwithstanding the foregoing and anything to the contrary contained herein, Tenant hereby agrees that until further notice from Landlord, Tenant shall prepay all such taxes, assessments and governmental charges in monthly installments of one-twelfth (1/12th) of the annual amount thereof; and Tenant shall make to Landlord, in addition to the rent reserved hereunder, monthly payments of one-twelfth (1/12th) of all such taxes, assessments and governmental charges. To the extent of the payments made by Tenant to Landlord pursuant to the immediately preceding sentence (but only to the extent of such payments), Tenant shall be deemed to have satisfied its obligations to pay such taxes, assessments and governmental charges and Tenant shall not be required to provide the evidence of payment described above and Landlord shall utilize such payments by Tenant in order to pay all such taxes, assessments and governmental charges to be timely paid (with Tenant agreeing to pay any difference upon demand by Landlord). If Landlord fails to timely pay or cause payment of any such taxes, assessments and governmental charges where Tenant has made monthly installments as provided in this Section, and provided the failure to pay the applicable taxes, assessments and governmental charges would constitute a lien upon Tenant's property or Tenant's leasehold interest in the Premises will be subordinate to the lien of such taxes, assessments and governmental charges, then Tenant may, but shall have no obligation (to the extent Tenant has already made monthly payments as provided in this section) to pay the applicable taxes, assessments and/or governmental charges.

         (b) Notwithstanding anything hereinabove to the contrary, if at any time during the term of this Lease any assessment (either general or special) is levied upon or assessed against the Property or any part thereof, and such assessment is payable in installments (without special hearing or legal action), Landlord shall not be required to elect the manner of payment which provides for the greatest length of time to pay in installments; and in such case Tenant shall be liable only for those installments accruing during Tenant's tenancy under this Lease in the manner selected by Landlord.

         (c) if at any time during the term of this Lease, there shall be levied, assessed or imposed a tax, charge or capital levy or otherwise (other than a general gross receipts or income tax) on all or a portion of the rents prescribed in this Lease, then even if such tax may be imposed by the governmental authority upon Landlord, Tenant shall pay same in the same manner as is provided above in Section 7(a) for real estate taxes.

         (d) Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant and/or located in the Premises, including, without limitation, the Personalty. If any such taxes are levied against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property and trade fixtures placed by Tenant and/or located in the Premises, including, without limitation, the Personalty, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

         (e) Tenant shall be liable for any and all dues and other costs and assessments levied by the Waters' Ridge Association, Inc., a Texas non-profit corporation (including, without limitation, all annual and special assessments under the Declaration (as defined below)) or any similar entity, and any charges assessed against the Premises pursuant to any contractual covenants or recorded declaration of covenants or the covenants, conditions and restrictions of any other similar instrument affecting the Premises (including, without limitation, that certain Master Declaration of Covenants, Restrictions and Development Standards Applicable to Waters'

Ridge dated June 1, 1984, recorded in Volume 1423, Page 680, Deed Records of Denton County, Texas (as amended, the "Declaration")).

         8. Insurance.

         (a) Tenant shall, at its expense, maintain at all times during the term of this Lease (and prior to the term of this Lease with respect to activities of Tenant under this Lease at the Premises) insurance as set forth below:

                  (1) Commercial General Liability Insurance (1986 ISO Form or its equivalent) written on an "occurrence" basis with respect to the business carried on, in or from the Premises and Tenant's use and occupancy of the Premises (including a contractual liability) in an amount not less than $1,000,000 per occurrence and $2,000,000 general aggregate per location for bodily injury and property damages (or with increased limits as may be required from time to time by Landlord by giving notice to Tenant) and without any deductible;

                  (2) Workers' Compensation Insurance in compliance with the Worker's Compensation Laws of the state in which the Premises is located and including at least 100/500/100 Employers Liability Insurance.

                  (3) Excess/Umbrella Liability Insurance, with a "following form" endorsement attached, with a minimum limit of $3,000,000 each Occurrence and Aggregate, where applicable; and

                  (4) Property insurance based on an "all risk" form acceptable to Landlord, including but not limited to, coverage for:

                           (A) All office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant's property in, on, at, or about the Premises and the Building, including property installed by, for, or at the expense of Tenant;

                           (B)      The Improvements; and

                           (C) All other improvements, betterments, alterations, and additions to the Premises.

                           Tenant's Property Insurance must also fulfill the following requirements:

                           (AA) It must include Landlord and Landlord's property manager or mortgagee(s) (if any) as additional insureds and be written on the equivalent of an ISO "Special Form" Property Insurance Form or an equivalent form acceptable to Landlord;

                           (BB) It must include perils of earthquake and flood as covered causes of losses;

                           (CC) It must include an agreed amount endorsement (with coinsurance waived) for not less than one-hundred percent (100%) of the full replacement cost (new without deduction for depreciation) of the covered items and property; and

                           (DD) It must have a deductible no greater than $1,000 for each loss.

                  It is the parties' intent that Tenant structure its property insurance program so that no coinsurance penalty is imposed, there are no valuation disputes with any insurer or with Landlord, and valuation cost shall be based upon replacement value. The property insurance coverage must include vandalism and malicious mischief coverage.

         (b) Tenant's policies must be written by an insurance company or companies with a current A M Best's rating of A- IX or better and be admitted to do business in the State of Texas. Landlord and any mortgagee of Landlord must be named as additional insureds without restriction under the liability, property and umbrella policies. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation, non-renewal, or material reduction of the coverage.

         (c) Tenant shall deliver copies of duly executed certificates of insurance to Landlord, together with a copy of the endorsement(s) to such policies of insurance evidencing that Landlord and Landlord's property manager (together with any other parties required under this Section 8, if applicable) have been included as additional insureds, in forms acceptable to Landlord, prior to occupying any part of the Premises, and on an annual basis thereafter. If Tenant fails to comply with these insurance requirements, Landlord may obtain the required insurance and Tenant shall pay to Landlord on demand as additional rent the premium cost thereof plus interest at the lower of 18% per annum or the maximum legal contract rate from the date of payment by Landlord until paid by Tenant.

         (d) During the term hereof, Tenant shall carry, or caused to be carried (with an insurer that satisfies the requirements set forth in Section 8(b) above) fire and extended coverage, commercial general liability, property insurance and other insurance as Landlord deems reasonably necessary covering all of the Premises for an amount not less than its full insurable value on a replacement cost basis, for the benefit of Tenant and Landlord as their interests may appear, by policies on such terms, in such form and for such periods as Landlord shall require or approve from time to time, insuring with all risk or special form coverage, and coverage insuring against loss of rents and other income (for no less than twelve (12) full months) and when and to the extent required by Landlord, against any other risks (the "Fire and Extended Coverage insurance"), and in addition to the Minimum Rent specified in this Lease, Tenant shall pay the costs of the premiums for the Fire and Extended Coverage Insurance carried hereunder in each calendar year or partial calendar year during the term of this Lease. If Tenant fails to maintain the Fire and Extended Coverage Insurance in force, then Landlord at its option may effect such the Fire and Extended Coverage Insurance from year to year and pay the premiums therefor, and any such sums advanced by Landlord shall bear interest at the highest rate permitted by law, and shall be promptly reimbursed to Landlord upon receipt of written demand therefor. Tenant shall assign and deliver to Landlord all policies of Fire and Extended Coverage Insurance which insure against any loss or damage to the Premises or any part thereof, as collateral and further security for the payment of the obligations under this Lease, with loss payable to Landlord pursuant to a clause acceptable to Landlord. Landlord is hereby authorized at its option to settle and adjust any claims arising out of any insurance coverage so maintained by Tenant. Any expense incurred by Landlord in the adjustment and collection of insurance proceeds shall be reimbursed to Landlord first out of any insurance proceeds. If any insurance proceeds under the Fire and Extended Coverage Insurance are received by Landlord for loss or damage to the Improvements or the Personalty which total less than $200,000.00, and provided Tenant is not then in default under this Lease (in which case Landlord at its option may retain such proceeds and apply them toward the payment of the obligations then due and owing under this Lease in any order of priority Landlord may deem appropriate in its sole discretion), then Landlord shall disburse said proceeds to Tenant in whole for the repair or restoration of the damaged Improvements or Personalty. If any insurance proceeds under the Fire and Extended Coverage Insurance are received for loss or damage to the Improvements or the Personalty which total $200,000.00 or more, and provided Tenant is not then in default under this Lease (in which case Landlord at its option may retain such proceeds and apply them toward the payment of the obligations then due and owing under this Lease in any order of priority Landlord may deem appropriate in its sole discretion), then Landlord shall disburse such proceeds to Tenant for the repair or restoration of the damaged Improvements or Personalty in the same manner as disbursements under a construction loan (i.e., with construction draws); Landlord shall not be obligated to see to the proper application by Tenant of any such disbursement. Not less than thirty (30) days prior to the expiration date of each Fire and Extended Coverage Insurance policy required under this Lease, Tenant shall deliver to Landlord a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to Landlord. Each policy of insurance required hereunder shall be non-cancelable without at least thirty
(30) days' advance written notice to Landlord.

         9. Payment of Taxes by Landlord. If Tenant should fail to pay any taxes, assessments or governmental charges required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects (and after reasonable notice to Tenant), pay such taxes, assessments and governmental charges. Any sums so paid by Landlord shall bear interest at the lower of 18% per annum or the maximum legal contract rate, shall be deemed to be additional rental owing by Tenant to Landlord and shall be paid with the next due installment of rent.

         10. Repairs. Tenant shall take good care of the Building (including but not limited to roof and structure), the parking areas, private drives, sidewalks (if any and as applicable) and all other Improvements on the Premises, throughout the term of this Lease, and shall keep them in an attractive and good condition and free from waste or nuisance of any kind. Tenant shall make repairs to the Building, parking areas, private drives, sidewalks (if any and as applicable) and the Improvements at its sole cost and expense; and Landlord shall not be called upon to make any improvements or repairs of any kind during the term of this Lease. Tenant further agrees that it shall care for the landscaping, if any, on the Property (including, to the extent applicable, the mowing of grass, care of shrubs, watering and other landscaping requirements) during the term of this Lease. The Premises shall not be maintained as, nor shall Tenant permit the Premises to become, a public or private nuisance, and Tenant shall not maintain any nuisance upon the Premises. Tenant shall, at its sole cost and expense and at all times during the term of this Lease, comply with and cause the Premises to comply with the terms of the Declaration (including, without limitation, Article IX thereof). Upon the expiration or other termination of this Lease, Tenant shall deliver up the Premises with the Building, parking areas, private drives, sidewalks (if any and as applicable) and improvements located thereon (including, without limitation, the Improvements), in good repair and condition, loss by fire or other casualty or act of God, and ordinary wear and tear excepted.

         11. Alterations. Tenant shall have the right to make any reasonable interior alterations, additions, or improvements to the Building as may be necessary in connection with requirements of Tenant's business without the prior written consent of Landlord and without the payment of any additional rent, provided that such alterations, additions or improvements (x) shall not reduce the value of the Premises, and (y) shall not affect the Buildings structure, or any of the mechanical, electrical, HVAC, plumbing systems or other Building systems (collectively and as applicable, the "Building Systems"). All other changes must be submitted to Landlord for Landlord's prior written approval (not to he unreasonably withheld); and even with regard to changes permitted by the immediately preceding sentence, if the change either (i) costs more than $5,000.00 or (ii) is a structural change and/or affects any of the Building Systems, then in either such event Tenant will provide Landlord with written notice, accompanied by informational copies of the plans and specifications of all such change(s), and such change(s) shall be subject to Landlord's prior written approval (not to be unreasonably withheld). Except as provided in
Section 12 below, all alterations, additions and improvements which may be made or installed upon the Premises shall remain upon and be surrendered with the Premises and become the property of Landlord upon the expiration or other termination of this Lease, unless (x) Landlord requests the removal of alterations or additions to which it did not consent, in which event Tenant shall remove the same and restore the Premises to their original condition at Tenant's expense, or (y) Tenant timely and effectively exercises its Purchase Option (as defined in and pursuant to Section 26 below).

         12. Equipment, Fixtures and Signs on Premises. Tenant shall have the right to maintain equipment, trade business fixtures and signs existing at the Premises as of the Commencement Date of this Lease, and Tenant shall have the additional right(s), at Tenant's sole cost and with the prior consent of Landlord (such consent not to be unreasonably withheld), to erect, install, maintain, and operate on the Premises additional equipment, trade and business fixtures, and signs (exclusive of any signs on the roof), and all of such equipment, trade and business fixtures, and signs (exclusive of any signs on the roof) shall remain upon and be surrendered with the Premises and become the property of Landlord upon the expiration or other termination of this Lease, unless (x) Landlord requests the removal of such equipment, trade and business fixtures, and signs to which it did not consent, in which event Tenant shall remove the same and restore the Premises to their original condition at Tenant's expense, or (y) Tenant timely and effectively exercises its Purchase Option (as defined in and pursuant to Section 26 below). All such installation shall be effected in compliance with applicable governmental laws, ordinances and regulations and shall not materially injure or deface the building and other improvements Except as provided in this Section 12, Tenant shall have no right to place any other signs on the Property or elsewhere on the Premises.

         13. Demand by Fire or Other Casualty.

         (a) If the Improvements on the Property should be damaged or destroyed by fire, tornado, or other casualty, Tenant shall give immediate written notice thereof to Landlord.

         (b) If during the term of this Lease the building situated upon the Premises should be substantially or totally destroyed by fire, tornado, or other casualty, or if during such period it should be so damaged that rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, this Lease shall, at the option of Landlord (to be exercised by written notice delivered to Tenant within twenty (20) days after the occurrence of the casualty (the "Casualty Notice")), terminate and the rent shall be abated during the unexpired portion of this Lease, effective with the date of such damage. If Landlord elects to terminate this Lease in accordance with the immediately preceding sentence, then Tenant shall have the right to exercise its Purchase Option pursuant to the terms of Section 26 below by delivering its 30 days' written notice to Landlord within ten (10) days after receipt of the Casualty Notice, in which case tenant shall be entitled to the proceeds of the Fire and Extended Coverage Insurance.

         (c) If the building situated upon the Premises should be damaged by fire, tornado, or other casualty but not under such circumstances as entitle Landlord to terminate pursuant to Section 13(b) above, or if under such circumstances but Landlord shall not have elected to terminate this Lease, this Lease shall not terminate, but Tenant shall, at Tenant's sole cost and expense, proceed with reasonable diligence to rebuild and repair such building to substantially the condition in which it existed prior to such damage, and Tenant may use the proceeds of the Fire and Extended Coverage Insurance for such purpose (in accordance with the terms and provisions of Section 8(d) above). The rent payable hereunder shall in no event abate during the period in which the Premises are untenantable.

         (d) Tenant shall not, without Landlord's prior written consent, keep anything within the Premises for any purpose which invalidates any insurance policy carried on the Premises. All property kept, stored or maintained within the Premises by Tenant shall be at Tenant's sole risk.

         (e) Subject to Section 13(b) hereof, all insurance proceeds payable by reason of the occurrence of such fire or other casualty shall be paid to Landlord to be applied to the cost of repair or replacement of the Improvements and the Personalty (in accordance with the terms and provisions of Section 8(d) above).

         14. Condemnation.

         (a) If all of the Property -- or if less than all, but Landlord reasonably determines the remaining portion cannot be utilized for the operation of Tenant's business -- shall be acquired by the right of condemnation or eminent domain for any public or quasi-public use or purpose or sold to a condemning authority under threat of condemnation, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding (or sale) and all rentals, including percentage rentals, shall be paid up to that date.

         (b) In the event of a partial taking or condemnation which takes less than a substantial portion of the Property and Landlord reasonably determines the remaining portion can be utilized for the operation of Tenant's business, then Tenant, at Tenant's sole cost and expense, shall promptly restore the remaining portion to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking; and in such event this Lease shall continue in full force and effect and all rentals will continue without abatement.

         (c) In the event of any condemnation, taking or sale as aforesaid, whether whole or partial, Landlord and Tenant shall each be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings, or as may be otherwise agreed; except that if the remaining portion shall be restored as herein provided, the Tenant shall first be entitled to recover its expenses incurred in such restoration out of any such award, and the balance shall be allocated as aforesaid. Termination of this Lease shall not affect the right of the respective parties to such awards.

         15. Liability and Indemnification.

         (a) Landlord shall not be liable to Tenant or its directors, shareholders, partners, trustees, members, agents, contractors, subcontractors, employees, licensees, servants, and invitees and all persons and entities claiming through any of these persons or entities (collectively and as applicable, "Tenant Party(ies)"), or any person whomsoever, for any injury to person or damage to property on or about the Premises caused by the negligence or willful misconduct of Tenant or any Tenant Party; and Tenant agrees to indemnify Landlord and hold it harmless from any loss, claim, damage, cost or expense suffered or incurred by landlord by reason of any such damage or injury.

         (b) Landlord and Landlord's agents and employees shall not be liable to Tenant or any Tenant Party for any injury to person or damage to property caused by the Premises (or any portion thereof) becoming out of repair or by defect in or failure of equipment, pipes or wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity or oil leaking, escaping or flowing into the Premises, nor shall Landlord be liable to Tenant or any Tenant Party for any loss or damage that may be occasioned by or through the acts or omissions of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord.

         (c) Tenant shall indemnify, defend, and hold Landlord and its authorized representatives and their respective officers, directors, shareholders, partners, trustees, members, agents, employees, property manager, contractors and all persons and entities through any of these persons or entities (collectively and as applicable, "Landlord Party(ies)") harmless from all fines, suits, losses, costs, liabilities, claims, demands, actions, and judgments of every kind and character (collectively, "Claims") INCLUDING THOSE CLAIMS RESULTING SOLELY OR IN PART FROM THE NEGLIGENCE OF ANY LANDLORD PARTY (BUT EXCEPTING

THOSE CLAIMS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LANDLORD PARTY) arising out of or relating (directly or indirectly) to this Lease, the tenancy created under this Lease or the Premises, including, without limitation:

                  (1) any breach or default in performance of any obligation on Tenant's part to be performed under this Lease, whether before or during the term of this Lease or after its expiration or earlier termination;

                  (2) any act, omission, negligence, or misconduct of any Tenant Party, or of any other person entering upon the Premises under or with the express or implied invitation or permission of Tenant;

                  (3) any alterations, activities, work, or things done, permitted, allowed, or suffered by Tenant Parties in, at, or about the Premises, including the violation by any Tenant Party of any Applicable Laws (including, without limitation, the Access Laws); and

                  (4) the occupancy or use by any Tenant Party of the Premises.

         (d) Tenant shall indemnify, defend, and hold all Landlord Parties harmless from any Claim for damage to the Improvements or Tenant's personal property, fixtures, furniture, and equipment in the Premises (INCLUDING THOSE CLAIMS RESULTING SOLELY OR IN PART FROM THE NEGLIGENCE OF ANY LANDLORD PARTY (BUT EXCEPTING THOSE CLAIMS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY LANDLORD PARTY)), to the extent that the damage is covered by ISO Special Form Property Insurance (including any deductible) that Tenant is required to carry under this Lease (or would have been covered had Tenant carried the insurance required under the provisions of this Lease).

         (e) If any Landlord Party is made a party to any litigation commenced against any Tenant Party or relating to this Lease or to the Premises, then Tenant shall pay all costs and expenses, including attorneys' fees, court costs and expenses, incurred by or imposed upon the Landlord Party by virtue of the litigation. The amount of all costs and expenses, including attorneys' fees, court costs and expenses is a demand obligation payable by Tenant to Landlord as additional Rent bearing interest at the lower of 18% per annum or the maximum legal contract rate from the date of payment by Landlord until paid by Tenant.

         (f) If an employee (full-time, part-time, or temporary) of Tenant suffers an injury at the Premises, Tenant shall cause the injured employee to exhaust all rights under the applicable Workers' Compensation Laws before any claim arising from the injury is asserted against any other party. Tenant shall indemnify, defend, and hold Landlord Parties harmless from any and all Claims suffered by Landlord Parties arising from any injury(ies) to any of Tenant's employees or any other Tenant Parties.

         (g) The provisions of this Section 15 survive the expiration or earlier termination of this Lease. The indemnification provisions of this Section 15 shall not be construed or interpreted as in any way restricting, limiting, or modifying Tenant's insurance or other obligations under this Lease and is independent of Tenant's insurance and other obligations under this Lease.

         16. Assignment and Subletting.

         (a) Tenant may not, without the prior written consent of Landlord, which consent may be withheld by Landlord in its sole and absolute discretion,
(1) assign or transfer this Lease or any interest therein; (2) permit any assignment of this Lease or any interest therein by operation of law; (3) sublet the Premises or any part thereof; (4) grant any license, concession, or other right of occupancy of any portion of the Premises; (5) mortgage, pledge, or otherwise encumber its interest in this Lease; (6) permit the use of the Premises by any parties other than Tenant and its employees; or (7) reorganize as a corporation, limited liability company or any other form of legal entity. Landlord's consent to any assignment, subletting, or reorganization is not a waiver of Landlord's right to approve or disapprove any subsequent assignment, subletting, or reorganization. Tenant and any guarantor of Tenant's obligations under this Lease ("Guarantor", whether one or more) shall remain jointly and severally liable for the payment of rent and performance of all other obligations under this Lease after any assignment or subletting.

If Tenant is a partnership, Tenant, Guarantor, and the general partners of tenant prior to its reorganization shall remain jointly and severally liable for the payment of rent and performance of all other obligations under this Lease after any reorganization. Landlord and Tenant hereby agree that the granting of consent by Landlord to any assignment or subletting, or reorganization shall be within the sole and absolute discretion of Landlord and shall, at a minimum, be preconditioned upon the fulfillment of the following requirements of Landlord, as well as any other requirements of Landlord: (i) that no Event of Default has occurred and is continuing at the time of the request for consent to the sublease or assignment, (ii) that the use to be made of the Premises by the assignee or sub-tenant is only as permitted in Section 5 hereof, (iii) that the assignee or sub-tenant shall assume in writing the performance of all of the terms, covenants and conditions of this Lease on the part of the Tenant to be kept and performed, and (iv) that the Tenant shall deliver to the Landlord within fifteen (15) days prior to the assignment or subletting the proposed documents relating to such event, along with the proposed form of an assumption agreement, all such documents to be subject to Landlord's comments which shall be incorporated therein (with Tenant agreeing to deliver to Landlord within 15 days after the assignment of subletting, an executed duplicate thereof, together with a duly executed assumption agreement). Any assignment or subletting shall be subject to and upon all of the terms and provisions of this Lease.

         (b) If the Premises or any part thereof are assigned or sublet to a third party pursuant to Section 16(a) above, Landlord may at its option collect directly from the assignee or sublessee all rents payable to Tenant under the assignment or sublease and apply the rent against any sums due to Landlord under this Lease. Tenant authorizes and directs any assignee or sublessee to make payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection of rent by Landlord from any assignee or sublessee is a novation or a release of Tenant or Guarantor from the performance of their obligations under this Lease or under any guaranty executed by Guarantor, and Tenant and Guarantors shall continue to be liable under this Lease and any such guaranty, with the same force and effect as if no such assignment or sublease had been made.

         (c) Tenant shall not mortgage, pledge or otherwise encumber its interest in this Lease or in the Premises to any financial institution advancing purchase-money financing for Tenant's operations on the Premises, without the prior written consent of Landlord in Landlord's sole discretion.

         (d) Tenant may, without the prior consent of Landlord, assign this Lease to an Affiliate, so long as (i) Tenant provides Landlord a copy of the assignment within ten (10) days after its execution, (ii) the transaction was not entered into as a subterfuge to avoid the obligations and restrictions of this Lease, (iii) the assignee or sublessee is engaged in a business customarily acceptable for a tenant in projects similar to the Premises in the same geographic area, (iv) the assignee's proposed use of the Leased Premises does not violate the terms of this Lease, and (v) the assignee's net worth, creditworthiness and financial standing is equal to or better than Tenant's as of the date of such assignment or sublease. Landlord has no obligation to recognize an Affiliate as the tenant under this Lease unless Landlord timely receives a complete copy of the assignment and Tenant pays Landlord its reasonable administrative and legal costs. Tenant and any Guarantors of this Lease remain jointly and severally liable for the payment of rent and performance of all other obligations under this Lease after any assignment to an Affiliate. The term "Affiliate" means any entity that acquires all or part of Tenant, or that is acquired in whole or in part by Tenant, or which entity controls, directly or indirectly, Tenant. For purposes of this subparagraph, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or by contract or otherwise.

         17. Default.

         (a) The following events shall be deemed to be "Events of Default" by Tenant under this Lease Agreement:

                  (1) Tenant shall fail to pay any installment or amount of rent herein provided as and when the same shall become due and the failure continues for a period of five (5) days;

                  (2) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and shall not cure such failure within twenty (20) days after written notice thereof is given by Landlord to Tenant; provided, however, if the default is not reasonably curable within such 20-day period, Tenant shall have a reasonable additional time period (not to exceed an additional ninety (90) days) to cure such default so long as Tenant commenced such cure within the initial 20-day period and continuously and diligently prosecutes such cure to completion;

                  (3) Tenant shall become insolvent, or shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors;

                  (4) Tenant shall file a petition under any section or chapter of the Federal Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder; or

                  (5) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

                  (6) Tenant, if a natural person, dies or becomes incapacitated or, if Tenant is not a natural person, Tenant is dissolved or ceases to exist (except as permitted pursuant to Section 16(d) above).

                  (7) Tenant's leasehold estate is taken on execution or other process of law in any action against Tenant.

                  (8) Tenant does not conduct its business in any substantial portion of the Premises for more than ten (10) consecutive business days.


Notwithstanding the foregoing, and anything to the contrary contained in this Lease, in the event that (A) Landlord provides Tenant written notice relating to a failure by Tenant to comply with any term, provision or covenant of this Lease, other than the payment of rent, pursuant to Section 17(a)(2) above (a "17(a)(2) Notice"), (B) Tenant shall not cure such failure within twenty (20) days after the 17(a)(2) Notice is given by Landlord to Tenant, and (C) Tenant provides evidence acceptable to Landlord (in its sole, but reasonable, discretion) within thirty (30) days following the 17(a)(2) Notice that the failure(s) described in such 17(a)(2) Notice is not susceptible of cure at all, then Landlord shall deliver a written notice to Tenant, at Landlord's sole option, either (x) notifying Tenant that Landlord retracts the applicable 17(a)(2) Notice, in which case said 17(a)(2) Notice shall be null and void and of no force or effect, or (y) notifying Tenant that

Tenant shall be permitted to either (1) pay all amounts due under this Lease and exercise its Purchase Option pursuant to the terms of Section 26 of this Lease by delivering its 30 days' written notice to Landlord within ten (10) days after receipt of Landlord's notice (time being of the essence), or (2) allow Landlord to exercise its remedies under this Lease, at law or in equity due to the Event of Default under Section 17(a)(2) of this Lease.

         (b) Upon the occurrence of any such Event of Default, in addition to any other remedy provided herein or at law or equity, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, and without terminating, invalidating or otherwise affecting Landlord's Option pursuant to Section 27 below:


                  (1) Pursue a claim for monetary relief; or


                  (2) Enforce specific performance of Tenant's obligations; or


                  (3) Enter upon the Premises, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease; or

                  (4) Without terminating this I ease, enter upon and take possession of the Premises and expel or remove Tenant and other persons who may be occupying the Premises or any part thereof, without being liable for prosecution of any claim for damages therefor, and relet the Premises, as Tenant's agent and receive the rent therefore; and Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of such reletting; or


                  (5) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises, or any part thereof, without being liable for prosecution or any claim for damages thereof; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damage accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon the occurrence of an Event of Default shall not be deemed or construed to constitute a waiver of such default.

         18. Inspection by Landlord. Landlord and Landlord's agents and representatives shall have the right to enter upon and inspect the Premises at any time during normal business hours upon prior reasonable notice to Tenant.

         19. Covenant of Title and Quiet Enjoyment. If Tenant pays rent when due and timely performs all other obligations of Tenant under this Lease, then Tenant may peaceably and quietly enjoy the Premises during the term of this Lease without any disturbance from Landlord or from any other person claiming by, through, or under Landlord, but not otherwise, subject to the terms of this Lease, Applicable Laws and matters affecting the Premises (including, without limitation, the Declaration) as set forth on Exhibit "B" to the Special Warranty Deed of even date hereof conveying the Premises from Tenant to Landlord.

         20. Holding Over by Tenant. Should Tenant or any successor in interest of Tenant or any assignee, sublessee or licensee of Tenant hold over the Premises or any part hereof after the expiration of this Lease unless otherwise agreed in writing, such holdover shall constitute and be construed as a tenancy at sufferance at a monthly rental equal to one hundred fifty percent (150%) of the monthly Minimum Rent payable at the time of termination, plus the payment of all other rent payable under this Lease. While Tenant or its successor continues to hold the Premises after the termination of this Lease, the tenancy is subject to all terms of this Lease; provided, all expansion rights, first refusal rights, first notice rights, first offer rights, and renewal rights (if any) automatically terminate. Landlord shall have the right to terminate such tenancy at any time at will upon one (1) day prior notice to Tenant. No payments of money by Tenant to Landlord after the termination of this Lease reinstate, continue, or extend the term of this Lease and no extension of this Lease after the termination or expiration thereof is valid unless it is reduced to writing and signed by Landlord and Tenant. Nothing in this Section 20 may be construed to give Tenant the right to hold over beyond the scheduled expiration date of the term of this lease or any earlier termination of this Lease or preclude Landlord from having the right to dispossess or otherwise terminate Tenant's right of possession. Any month-to-month tenancy or tenancy at sufferance is terminable upon one (1) day prior notice to Tenant.

         21. Notice and Payments. Each provision of this lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

         (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith;

         (b) All payments (if any) required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such address as Tenant may specify from time to time by written notice delivered in accordance herewith;

         (c) All notices, requests, approvals, and other communications required or permitted to be delivered under this Lease must be in writing and are effective:

                  (i) on the business day sent if (1) sent by telecopier prior to 5:00 p.m., Central Standard time, (2) the sending telecopier generates a written confirmation of sending, and (3) a confirming copy is sent on the same business day by one of the other means specified below;

                  (ii) the next business day after delivery on a business day to a nationally-recognized-overnight-courier service for prepaid overnight delivery;

                  (iii) if orderly delivery of the mail is not then disrupted or threatened, in which event some method of delivery other than the mail must be used, 3 days after being deposited in the United States mail, certified, return receipt requested, postage prepaid; or

                  (iv) upon receipt if delivered personally or by any method other than by telecopier (with written confirmations nationally-recognized-overnight courier service, or mail;

in each instance addressed to Landlord or Tenant, as the case may be, at the address specified below, or to any other address either party may designate by ten (10) days' prior notice to the other party.

         If to Landlord:      Briarwood Waters Ridge LP
                              c/o Briarwood Capital Corporation
                              2911 Turtle Creek Boulevard, Suite 1240
                              Dallas, Texas 75219
                              Attention: H. Walker Royall
                              Fax No.: (214) 520-2009

         With a copy to:      Jenkens & Gilchrist, P.C.
                              1445 Ross Avenue, Suite 3200
                              Dallas, Texas 75202-2799
                              Attention: Christopher I. Clark, Esq.
                              Fax No.: (214) 855-4300

         If to Tenant:        Ultrak Operating, L.P.
                              c/o Ultrak, Inc.
                              1301 Waters Ridge Drive
                              Lewisville, Texas 75057
                              Attention: Chris Sharng, CFO
                              Fax No.: (972) 353-6679

         With a copy to:      Stutzman & Bromberg, P.C.
                              2323 Bryan Street, Suite 2200
                              Dallas, Texas 75201-2689
                              Attention: John E. Bromberg, Esq.
                              Fax No.: (214) 969-4999


If and when included within the term "Landlord", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for receipt of notice and payment to Landlord; if and when included within the term "Tenant", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this Section 21 as if each had received such notice.

         22. Net Lease. It is understood and agreed that this is a "net" lease in the most absolute sense. It is the intention of the parties that Landlord shall receive the rentals herein reserved free from (a) all taxes or charges imposed upon or by reason of the Premises and (b) all expenses and charges required to be paid to maintain the Premises and continue the ownership of Landlord and Landlord's successors and assigns.

         23. Force Majeure. When this Lease prescribes a period of time for action to be taken by Landlord or Tenant, Landlord or Tenant is not liable or responsible for, and there is excluded from the computation for the period of time, any delays due to strikes, acts of God, shortages of labor or materials, war, governmental laws, regulations, restrictions, or any other cause of any kind that is beyond the control of Landlord or Tenant. Notwithstanding the foregoing, the delays described in the preceding sentence shall not extend the time period for either the Commencement Date or the obligation of Tenant to pay rent under this Lease.


         24. Waiver of Subrogation. Landlord and Tenant agree and covenant that neither shall be liable to the other for loss arising out of damage to or destruction of the Premises or contents thereof when such loss is caused by any perils included within the State of Texas standard fire and extended coverage insurance policy. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other applicable person or entity), Landlord and Tenant severally agree immediately to give to each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers.


         25. Recording. A short-form memorandum of this Lease in the form attached hereto as Exhibit "D" and made a part hereof for all purposes, shall be executed and acknowledged by parties simultaneously with the execution and delivery of this Lease, and shall be recorded in the Real Property Records of Denton County, Texas, promptly following the Commencement Date at Tenant's sole cost and expense.

         26. Purchase Option. Landlord and Tenant hereby acknowledge and agree that, provided that Tenant is not then in default under Section 17(a)(l) of this Lease, and further provided that the Tenant under this Lease is Ultrak Operating, L.P., a Texas limited partnership or an Affiliate, Tenant shall have the option (but not the obligation) to purchase the Premises (including the Improvements and the Personalty) (the "Purchase Option") on the terms and conditions hereinafter set forth in this Section 26. Tenant shall exercise its Purchase Option as herein granted by giving written notice (the "Option Notice") thereof to Landlord on or before November 30, 2003, time being of the essence. The date on which the Purchase Option, if exercised by Tenant, shall be consummated by Landlord and Tenant shall be the last day of the twenty-fourth (24) full calendar month of the term of this Lease (the "Closing Date"). In the event that Tenant shall exercise its Purchase Option hereunder, the consideration to be paid by Tenant for the Premises (including the Improvements) (referred to herein as the "Purchase Price") shall be SIX MILLION NINE HUNDRED THOUSAND AND NO/l00 DOLLARS ($6,900,000.00), and shall be payable in cash from Tenant to Landlord at the consummation of the Purchase Option on the Closing Date. If the Purchase Option is exercised, the Premises (including the Improvements) shall be conveyed to Tenant by special warranty deed (the "Deed") in form and content satisfactory to Landlord, and Landlord will, upon conveyance, deliver to Tenant, at Tenant's option and sole cost and expense, an owner's policy of title insurance insuring Tenants ownership of fee simple title to the Premises (including the Improvements), together with any applicable easements or restrictions appurtenant to or otherwise benefitting the Premises, subject to any applicable permitted exceptions and/or encumbrance. All closing costs, escrow charges, and attorneys' fees (of both Landlord and Tenant) shall be paid by Tenant. Upon consummation of the Purchase Option on the Closing Date, this Lease shall automatically terminate -- in which event Landlord and Tenant shall execute and deliver one to the other any reasonably required document(s) (in recordable form) as may be necessary to evidence such termination. In the event that Tenant has not properly and validly exercised its Purchase Option on or before November 30, 2003, time being of the essence, then Tenant shall have no right (and shall be deemed to have waived its right) to exercise the Purchase Option set forth in this Section 26. Tenant may not assign the Purchase Option set forth in this
Section 26 to any assignee of this Lease, nor may any sublessee or assignee exercise the Purchase Option set forth in this Section 26.

         27. Tenant's Information. Tenant's Organizational Identification Number issued by the Secretary of State of Texas is 85612-10. Tenant's Tax Identification Number is 75-2625985.

         28. Gender and Number. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context otherwise requires.

         29. Binding Effect. The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of and be binding upon the parties hereto and upon their respective heirs, legal representatives, successors in interest and assigns, except as otherwise herein expressly provided.

         30. Entire Agreement; Amendments. This Lease is the entire agreement between the parties. All negotiations, considerations, representations, and understandings between Landlord and Tenant are incorporated in this Lease. No act or omission of any employee or agent of Landlord may alter, change, or modify any of the terms of this Lease. No amendment or modification of this Lease is binding unless expressed in a written instrument executed by Landlord and Tenant.

         31. Captions. The captions used herein are for convenience only and shall not be deemed to amplify, limit or otherwise construe the terms hereof in any way.

         32. Terms Held Invalid. If any provision of this Lease should be held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby.

         33. Attorney's Fees. If on account of any breach or default in any of Tenant's obligations hereunder, Landlord shall employ an attorney to enforce or defend any of Landlord's rights or remedies hereunder, and Landlord is the prevailing party in such matter, Tenant shall pay on demand any reasonable attorney's fees incurred by Landlord in such connection.

         34. Waiver of Repurchase Option. Notwithstanding anything to the contrary contained in this Lease (including, without limitation, the terms of Section 26 of this Lease), Tenant hereby acknowledges and agrees that it fully and completely waives any and all rights that Tenant may ever have (i.e., now and/or in the future) to exercise the option to repurchase the Premises (or any portion thereof) pursuant to the terms of Article XII of the Declaration.

         35. Estoppels. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to Landlord a written statement addressed to Landlord (or to a party designated by Landlord), which statement shall identify Tenant and this Lease, shall certify that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), shall confirm that Landlord is not in default as to any obligations of Landlord under this Lease (or if Landlord is in default, specifying any default), and shall contain such other information or confirmations as Landlord may require. Landlord is hereby irrevocably appointed and authorized as the agent and attorney-in-fact of Tenant to execute and deliver any such written statement on Tenant's behalf if Tenant fails to do so within seven (7) days after the delivery of a written request from Landlord to Tenant.

         36. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the rights, title and interest of the Landlord in the Premises or under the terms of this Lease.

         37. No Joint Venture. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or partnership or of joint venture between parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provisions contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

         38. Broker. Tenant warrants that it has had no dealing with any broker or agent in connection with the negotiation or execution of this Lease. Tenant shall indemnify, defend, and hold Landlord harmless against all costs, expenses, attorneys' fees, or other liability for commissions or other compensation or charges claimed by any broker or agent other than Brokers claiming by, through, or under Tenant with respect to this Lease or any renewal or extension.

         39. Date of Lease. This Lease shall be dated as of date first above written in this Lease.

         40. No Representations. NO LANDLORD PARTY MADE ANY REPRESENTATIONS OR PROMISES WITH RESPECT TO THE PREMISES EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE. NO RIGHTS, EASEMENTS, OR LICENSES ARE ACQUIRED BY TENANT BY IMPLICATION OR OTHERWISE EXCEPT AS EXPRESSLY SET FORTH IN THIS LEASE. Tenant acknowledges that neither Landlord nor any other Landlord Party has made, and Tenant waives, any representation or warranty with respect to the Premises including, without limitation, any representation or warranty with respect to the suitability or fitness of the Premises for the conduct of Tenant's business.

         41. Binding Effect. All terms of this Lease are binding upon the respective heirs, personal representatives, successors, and, to the extent assignment is permitted, assigns of Landlord and Tenant.

         42. Counterparts. This Lease may be executed in two or more counterparts, each of which is deemed an original and all of which together constitute one and the same instrument.

         43. Rental Tax. Tenant shall pay as additional Rent all licenses, charges, and other fees of every kind and nature as and when they become due arising out of or in connection with Tenant's use and occupancy of the Premises, including but not limited to license fees, business license taxes, and privilege, sales, excise, or other taxes (other than income) imposed upon rent or upon services provided by Landlord or upon Landlord in an amount measured by rent received by Landlord.


         44. Landlord's Lien. To secure payment of all Rent and any damages or losses Landlord suffers by reason of the breach by Tenant of this Lease, Tenant grants to Landlord a security interest in, and an express contractual lien on, all goods, wares, equipment, fixtures, furniture, improvements, and other personal property of Tenant presently or hereafter situated in the Premises (except parts of the property exchanged, replaced, or sold from time to time in the ordinary course of Tenant's operations) and all proceeds therefrom. The property may not be removed from the Premises without the consent of Landlord until all arrearages in Rent are paid and any other defaults cured by Tenant. This security interest is governed by Article 9 of the Texas Business &
Commerce Code (the "Code"). Upon request by Landlord, Tenant shall execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the property and proceeds under the provisions of the Code. The security interest granted in this Paragraph is in addition to Landlord's statutory and constitutional liens. Notwithstanding the foregoing provisions of this Section 44, Landlord agrees that it will subordinate its security interest(s) and landlord's lien(s) to the security interest of Tenant's supplier(s) or third-party, unaffiliated financial source(s) for as long as the rental account of Tenant under this Lease is current (or is brought current), provided that any such subordination shall be limited to a specified transaction and specified items of the fixtures, equipment or inventory involved in the transaction, and further provided that any such subordination is evidenced by a written agreement in form and content reasonably satisfactory to Landlord.

         45. Limitation of Actions. Any claim, demand, right, or defense of Tenant arising out of this Lease is barred unless Tenant commences an action or asserts an affirmative defense within 6 months after the date of the event giving rise to Tenant's claim, demand, right, or defense. Tenant represents and warrants to Landlord that Tenant has consulted with legal counsel regarding the effect of this Paragraph.

         46. Waiver of Jury Trial. LANDLORD AND TENANT HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS LEASE OR ANY OTHER DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS LEASE OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTIES RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. LANDLORD AND TENANT AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PROVISION WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         47. Execution and Approval of Lease. Employees and agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this Lease for examination and negotiation is not an offer to lease, agreement to reserve, or option to lease the Premises. This Lease is effective and binding on Landlord only upon the execution and delivery of this Lease by Landlord and Tenant.

         48. Governing Law. The parties hereto acknowledge and agree that it is their intention (respectively) that the laws of the State of Texas govern the validity, construction of terms and interpretation of the rights and duties of the parties with respect to this Lease.

         49. Hazardous Materials.

         (a) Tenant may not:

                  (1) cause or permit the escape, disposal, or release in or on the Premises of any biologically active, chemically active, or hazardous substances or materials (collectively, "hazardous substances") or

                  (2) bring, or permit any other Tenant Party to bring, any hazardous substances into or onto the Premises.

                  The term "hazardous substances" includes, but is not limited to, those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., the Texas Water Code, the Texas Solid Waste Disposal Act, and other applicable existing and future state or local environmental laws and the regulations adopted under those acts.

         (b) If Landlord, any lender or any governmental agency requires testing to ascertain whether or not a release of hazardous substances has occurred in or on the Premises based on probable cause that a release occurred and was caused by any Tenant Party, then Tenant shall reimburse the reasonable costs of the testing to Landlord on demand as additional rent.

         (c) Tenant shall execute affidavits, representations, and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances in or on the Premises.

         (d) Tenant shall indemnify Landlord Parties in the manner elsewhere provided in this Lease from any release of hazardous substances in or on the Premises caused or permitted by any Tenant Party, including, but not limited to, any costs incurred by Landlord in connection with the removal or abatement of any such hazardous substances.

         (e) These covenants survive the expiration or earlier termination of this Lease.

         50. Intention of Parties; Contingent Security Interest. Landlord and Tenant each hereby acknowledge and agree that the parties hereto fully intend that the transaction contemplated by this Lease be a lease transaction and establish only the relationship of landlord and tenant by and between Landlord and Tenant. Notwithstanding the foregoing, if, and only if the transaction contemplated by this Lease is deemed by any court or other legal authority to be a loan or other category of financing transaction, and Landlord's fee simple ownership of the Premises (or any portion thereof) is in any way disputed or challenged, then the following provisions shall automatically be applicable:

         (a) To secure the payment of the obligations and the full and faithful performance of the covenants and agreements contained in this Lease, as well as the full payment to Landlord of the Purchase Price prescribed in the Purchase Option set forth in Section 26 of this Lease, Tenant hereby grants and conveys the Premises to Christopher I. Clark of Dallas County, Texas ("Trustee"), to have and to hold the Premises pursuant to the terms of this Section 50; moreover, Tenant hereby grants, conveys and pledges to Landlord a security interest in all of the Personality.

         (b) Tenant shall forever warrant and defend the title and quiet possession of the Premises unto Trustee and Landlord, and the validity and priority of the lien of this Section 50, against the lawful claims and demands of all persons whomsoever, and this warranty of title shall survive the foreclosure of the lien of this Section 50 and shall inure to the benefit of and be enforceable by any person who may acquire the Premises pursuant to foreclosure, trustee's sale or other exercise by Landlord of the rights and remedies provided in this Section 50.

         (c) All amounts due under this Lease, as well as full payment to Landlord of the Purchase Price prescribed in the Purchase Option set forth in
Section 26 of this Lease, at the option of the Landlord, shall become at once due and payable without demand or notice other than the demand or notice provided for in this paragraph (c); and provided that all or any portion of all such amounts remain unpaid, then the Trustee when requested so to do so by Landlord, shall sell the Premises and the Personalty at public auction to the highest bidder for cash, between the hours of ten o'clock A.M. and four o'clock P.M. on the first Tuesday in any month, at the door of the Courthouse in the County in which the Premises, or any part thereof are situated, in accordance with the requirement specified in Section 51.002 if the Texas Property

Code, and after advertising same in accordance with the requirements of Section
51.002 of the Texas Property Code.

         (d) If and to the extent that subsections (a), (b) and (c) become applicable to this transaction, Landlord may substitute any other Trustee for the above-mentioned Christopher I. Clark, with or without cause and with or without notice having been provided to Tenant.

         (e) Notwithstanding the foregoing, Landlord and Tenant hereby acknowledge and agree that commencing at the end of the last day on which Tenant is permitted under Section 26 above to properly and validly exercise its Purchase Option, the expiration of such Purchase Option shall be deemed to be a deed in lieu of foreclosure with respect to the Premises as consideration for the right of Tenant to remain in possession of the Premises for the balance of the term of this Lease; and in this regard, Tenant's remaining in the Premises beyond the end of the last day on which Tenant is permitted under Section 26 above to properly and validly exercise its Purchase Option will conclusively be deemed to constitute such deed in lieu of foreclosure to Landlord.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         This Lease is executed in multiple originals as of the date first above set forth.


                                    LANDLORD:

                                    BRIARWOOD WATERS RIDGE LP,
                                    a Texas limited partnership

                                    By: Briarwood Capital Corporation,
                                        a Texas corporation, its General Partner


                                        By: /s/ H. WALKER ROYALL
                                            ------------------------------------
                                            H. Walker Royall, President


                                    TENANT:

                                    ULTRAK OPERATING, LP.,
                                    A Texas limited partnership


                                    By: Ultrak GP, Inc., a Texas corporation,
                                        its General Partner

                                        By: /s/ Chris Sharng
                                           -------------------------------------
                                        Name:   Chris Sharng
                                             -----------------------------------
                                        Title:  Senior VP & CFO
                                              ----------------------------------

                       EXHIBIT "A" TO MEMORANDUM OF LEASE


                                LEGAL DESCRIPTION

                                   EXHIBIT "A"

LOT 1R-A

BEING an 8.9912 acre tract of land situated in the William King Survey, Abstract No. 697, end in the J.R. Worrell Survey, Abstract No. 1432, and being all of Lot 1R-A, Block (C, Water's Ridge Addition, Phase I, an Addition to the City of Lewisville, as recorded by plat in Cabinet T, Page 227, Plat Records, Denton County, Texas, and being more particularly described as follows:

BEGINNING at a capped iron rod found for corner at the North end of a corner clip at the intersection of the East line of Water's Ridge Drive (70' R.O.W.), with the South line of Bennett Lane (variable width R.O.W.);

THENCE North 89 degrees 58 minutes 50 seconds East, along said South line, a distance of 258.40 feet to 5/8" iron rod found for corner at the Northwest corner of Lot 1R-B"

THENCE South 00 degrees 01 minutes 10 seconds East, departing the said South line of Bennett Lane and along the West line of said Lot 1R-B, a distance of
19.93 feet to a 5/8" iron rod found for corner;

THENCE South 37 degrees 21 minutes 47 seconds East, continuing along the West line of said Lot 1R-B, a distance of 622.00 foot to a 5/8" iron rod found for corner in the Northwest line of Lot 2R, BLOCK C, WATER'S RIDGE ADDITION, PHASE I, recorded in Cabinet M, Page 66, Plat Records, Denton County, Texas;

THENCE South 52 degrees 38 minutes 13 seconds West, departing said West line of Lot 1R-B and along the common line between said Lot 1R and said Lot 2R, a distance of 731.74 feet to an "x" cut set for corner in the aforementioned East line of Water's Ridge Drive, said corner also being the beginning of a curve to the right having a central angle of 23 degrees 18 minutes 15 seconds, a radius of 965:00 feet and a chord bearing and distance of North 11 degrees 41 minutes 08 seconds West, 389.80 feet;

THENCE along said East line and with said curve to the right, an arc distance of
292.30 feet to a 1/2" iron rod set for corner;

THENCE North 00 degrees 02 minutes 00 seconds West, continuing along said East line, a distance of 377.04 feet to a 1/2" iron rod set for corner at the beginning of a curve to the right having a central angle of 11 degrees 28 minutes 42 seconds, a radius of 250.00 feet and a chord bearing and distance of North 05 degrees 42 minutes 21 seconds East, 50.00 feet;

THENCE continuing along said East line and with said curve to the right, an arc distance of 50.08 feet to an "x" cut set for corner at the beginning of a reverse curve to the left having a central angle of 11 degrees 28 minutes 42 seconds, a radius of 250.00 feet and a chord bearing and distance of North 05 degrees 42 minutes 21 seconds East, 50.00 feet;

THENCE continuing along said East line and with said reverse curve to the left, an arc distance of 50.08 feet to an "x" cut set for corner;


THENCE North 00 degrees 02 minutes 00 seconds West, continuing along said East line, a distance of 85.00 feet to an "x" cut set for corner at the South end of the aforementioned corner clip at the intersection of said East line with the aforementioned South line of Bennett Lane;

THENCE North 44 degrees 58 minutes 25 seconds East, along said corner clip, a distance of 21.21 feet to the POINT OF BEGINNING and containing 391,657 square feet or 8.9912 acres of land.


LOT 1R-B

BEING a 5.0110 acre tract of land situated in the J.R. Worrell Survey, abstract No. 1432, and being all of Lot 1R-B, Block C, Water's Ridge Addition, Phase I, an Addition to the City of Lewisville, as recorded by plat in Cabinet T, Page 227, Plat Records, Denton County, Texas, and being more particularly described as follows:

BEGINNING at a capped iron rod found for corner at the intersection of the South line of Bennett Lane (variable width R.O.W.) with the westerly line of a 100' M.K.T. Railroad R.O.W., at the Northeast corner of said Water's Ridge Addition, Phase I;

THENCE South 39 degrees 08 minutes 35 seconds East, departing said South line end along said West line, a distance of 322.67 feet to a capped iron rod found for corner at the southeasterly corner of said Lot 1R-B and the most northerly corner of Lot 2R, Block C of Water's Ridge Addition, Phase I, as recorded in cabinet M, Page 66, Flat Records, Denton County, Texas;

THENCE South 52 degrees 38 minutes 13 seconds West, departing said westerly line and along the common line between said Lot 1R-B and said Lot 2R, a distance of 453.28 feet to a 5/8" iron rod found for corner at the southeasterly corner of Lot 1R-A, Block C;

THENCE North 37 degrees 21 minutes 47 seconds West along the easterly line of said Lot 1R-A, a distance of 622.00 feet to a 5/8" iron rod found for corner;

THENCE North 00 degrees 01 minutes 10 seconds West continuing along the easterly line of said Lot 1R-A, a distance of 19.93 feet to a 5/8" iron rod found for corner in the aforementioned South line of Bennett Lane, at the beginning of a curve to the left having a central angle of 02 degrees 48 minutes 55 seconds, a radius of 2069.56 feet and a chord bearing and distance of North 88 degrees 34 minutes 23 seconds East, 101.68 feet;

THENCE continuing along said South line and with said curve to the left, an arc distance of 101.69 feet to a capped iron rod found for corner;

THENCE North 87 degrees 09 minutes 55 seconds East, continuing along said South line, a distance of 205.37 feet to a capped iron rod found for corner at the beginning of a curve to the right having a central angle of 02 degrees 48 minutes 54 seconds, a radius of 1999.56 feet and a chord bearing and distance of North 88 degrees 34 minutes 22 seconds East, 98.23 feet;

THENCE continuing along said South line and with said curve to the right, an arc distance of 98.24 feet to a capped iron rod found for corner;

THENCE North 89 degrees 58 minutes 49 seconds East, continuing along said South line, a distance of 90.55 feet to a capped iron rod found for corner at the beginning of a curve to the right having a central angle of 11 degrees 49 minutes 23 seconds, a radius of 187.46 feet and a chord bearing and distance of South 84 degrees 05 minutes 58 seconds East, 38.61 feet;

THENCE continuing along said South line and with said curve to the right, an arc distance of 38.68 feet to the POINT OF BEGINNING and containing 218,279 (ILLEGIBLE)

                                  EXHIBIT "B"

                                   Site Plan

                                  EXHIBIT "C-1"



                                    GUARANTY



         In order to induce BRIARWOOD WATERS RIDGE LP, a Texas limited partnership ("Landlord"), to execute the foregoing Lease Agreement (the "Lease") with ULTRAK OPERATING, L.P., a Texas limited partnership ("Tenant"), for a certain Premises (herein so called and as defined in the Lease) in the City of Lewisville, Denton County, Texas, the undersigned, ULTRAK, INC., a Delaware corporation, ULTRAK GP, INC., a Delaware corporation, ULTRAK LP, INC, a Delaware corporation, DIAMOND ELECTRONICS, INC., an Ohio corporation, MONITOR DYNAMICS, INC., a California corporation, ABM DATA SYSTEMS, INC., a Texas corporation, and SECURITY WARRANTY, INC., a Texas corporation (such undersigned parties being referred to herein collectively as the "undersigned") do hereby agree as follows:

         The undersigned hereby jointly and severally guarantee, the payment and performance of all liabilities, obligations and duties (including, but not limited to, payment of rent) imposed upon Tenant under the terms of the Lease, as if the undersigned had individually executed the Lease as Tenant hereunder. In addition, the undersigned further agree that if (but only if) any action is instituted by or on behalf of Tenant or any person or entity affiliated, directly or indirectly, with Tenant (including, without limitation, the undersigned) which challenges or seeks to challenge Landlord's ownership of fee simple title to the Premises or any portion thereof, then each of the undersigned, jointly and severally, hereby agree (a) that regardless of which party prevails in any such action, the undersigned, jointly and severally, shall indemnify and hold harmless Landlord and its successors and/or assigns from and against any and all expenses, fines, suits, losses, costs, liabilities, claims, demands, actions and judgments of every kind and character (including, without limitation, reasonable attorneys' fees) arising out of or relating, directly or indirectly, to such action; provided, however, that the counsel selected by Landlord in connection with any such proceeding(s) shall be reasonably acceptable to Landlord and the undersigned, and (b) that if as a result of any such action Landlord is divested of, OR ordered to convey, all or any portion of the fee simple title to the Premises, then the undersigned, jointly and severally, shall either (i) pay to Landlord the Purchase Price prescribed in the Purchase Option set forth in Section 26 of the Lease with respect to the value of the portion of the Premises that Landlord is divested of or ordered to convey or (ii) pay the full amount of the Purchase Price prescribed in the Purchase Option set forth in Section 26 of the Lease and receive from Landlord a transfer of all title of Landlord to the Premises. Notwithstanding the foregoing, Landlord (by its acceptance hereof) hereby agrees that if Landlord is divested of, or ordered to convey, all or any portion of the fee simple title to the Premises as stated in the immediately preceding sentence, then Landlord shall be obligated to use commercially reasonable efforts to obtain recovery under the terms and conditions of the Owner's Policy of Title Insurance in the amount of $6,600,000.00 (the "Title Policy") obtained by Landlord when it acquired the Premises prior to enforcement against any of the undersigned of any liability, obligation or duty guaranteed pursuant to the immediately preceding sentence; provided, however, that to the extent Landlord is not successful in its commercially reasonable efforts to recover under the terms and conditions of the Title Policy (i.e., to the extent Landlord recovers amounts under the Title Policy, such amounts shall serve to offset the liability of the undersigned to Landlord pursuant to the immediately preceding sentence), upon the expiration of one (1) year following the date Landlord made a written claim under the Title Policy pursuant to the terms and conditions thereof, Landlord shall then be permitted to enforce against the undersigned any liability, obligation or duty guaranteed pursuant to the immediately preceding sentence. As used in the immediately preceding sentence, "commercially reasonable efforts" shall be deemed to mean Landlord having made a written claim under the Title Policy pursuant to the terms and conditions thereof, and if Landlord's claim under the Title Policy is denied by the insurer thereunder, filing a lawsuit against said insurer (with counsel reasonably acceptable to Landlord and the undersigned); provided, however, that following the filing of such law suit, the undersigned shall be jointly and severally responsible (and shall promptly reimburse Landlord) for any and all expenses, fines, suits, losses, costs, liabilities, claims, demands, actions and judgments of every kind and character (including, without limitation, reasonable attorneys' fees) arising out of or relating, directly or indirectly, to such action against the insurer under the Title Policy.

         The undersigned hereby waives notice of acceptance of this Guaranty and all other notices in connection herewith or in connection with the liabilities, obligations and duties guaranteed hereby, including notices of default by Tenant under the Lease, and waives diligence, presentment and suit on the part of Landlord in the enforcement of any liability, obligation or duty guaranteed hereby.

The undersigned further agrees that Landlord shall not be first required to enforce against Tenant or any other person any liability, obligation or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Landlord to enforce any liability, obligation or duty guaranteed hereby without joinder of Tenant or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement or variation of terms which may be extended to Tenant by Landlord or agreed upon by Landlord and Tenant, and shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of liability of Tenant or its estate in bankruptcy, or if any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal Bankruptcy act, or any similar law or statute of the United States or any state thereof, Landlord and Tenant, without notice to or consent by the undersigned, may at any time or times enter into such extensions, amendments, assignments, subleases, or other covenants with respect to the Lease as the may deem appropriate; and the undersigned shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations and duties of Tenant under the Lease as so extended, amended, assigned or otherwise modified.

         The undersigned acknowledges and agrees that the laws of the State of Texas govern the validity, construction of terms and interpretation of the rights and duties of the parties with respect to this Guaranty.

         It is understood that other agreements similar to this Guaranty may, at Landlord's sole option and discretion, be executed by other persons with respect to the Lease. This Guaranty shall be cumulative of any such agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. Moreover, in the event Landlord obtains another signature of more than one guarantor on this Guaranty or by obtaining additional guaranty agreements, or both, the undersigned agrees that Landlord, in Landlord's sole discretion, may (i) bring suit against all guarantors of the Lease jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper, and (iii) release one or more of the guarantors from liability. The undersigned further agrees that no such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including the undersigned.

         If a party executing this Guaranty is a corporation, then the undersigned officer personally represents and warrants that the Board of Directors of such corporation, in a duly held meeting, has determined that this Guaranty may reasonably be expected to benefit the corporation.

         The undersigned agrees that if Landlord shall employ an attorney to present, enforce or defend all of Landlord's rights or remedies hereunder, the undersigned shall pay any reasonable attorney's fees incurred by Landlord in such connection.

         The undersigned represents and warrants to Landlord that Tenant is affiliated with the undersigned and that the undersigned has determined that this Guaranty reasonably may be expected to benefit the undersigned.

         This Guaranty shall be binding upon the undersigned and its successors and assigns and shall inure to the benefit of Landlord and Landlord's successors and assigns.

         EXECUTED in Dallas County, Texas, this 17th day of December, 2001, to be effective as of the same date as the effective date of execution of the Lease.

                                        ULTRAK, INC., a Delaware corporation


Attest

/s/ K Austin                            By: /s/ CHRIS SHARNG
--------------------                       ----------------------------
                                        Name: Chris Sharng
                                             --------------------------
                                        Title: Senior VP & CFO

                                        Address:  1301 Waters Ridge Drive
                                                  Lewisville, Texas 75057



                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                   ULTRAK GP, INC., a Delaware corporation


Attest:                            By:  /s/ CHRIS SHARNG
                                      ------------------------------------
/s/ KAREN S. AUSTIN                Name:  Chris Sharng
--------------------                    ----------------------------------
                                   Title: Senior VP & CFO
                                         ---------------------------------

                                   Address:       c/o Ultrak, Inc.
                                                  1301 Water Ridge Drive
                                                  Lewisville, Texas 75057




                                   ULTRAK GP, INC., a Delaware corporation


Attest:                            By:  /s/ CHRIS SHARNG
                                      ------------------------------------
/s/ KAREN S. AUSTIN                Name:  Chris Sharng
--------------------                    ----------------------------------
                                   Title: Senior VP & CFO
                                         ---------------------------------

                                   Address:       c/o Ultrak, Inc.
                                                  1301 Water Ridge Drive
                                                  Lewisville, Texas 75057




                                   DIAMOND ELECTRONICS, INC.,
                                   an Ohio corporation


Attest:                            By:  /s/ CHRIS SHARNG
                                      ------------------------------------
/s/ KAREN S. AUSTIN                Name:  Chris Sharng
--------------------                    ----------------------------------
                                   Title: Senior VP & CFO
                                         ---------------------------------

                                   Address:       c/o Ultrak, Inc.
                                                  1301 Water Ridge Drive
                                                  Lewisville, Texas 75057



                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                   MONITOR DYNAMICS, INC.,
                                   a California corporation


Attest:                            By:  /s/ CHRIS SHARNG
                                      ------------------------------------
/s/ KAREN S. AUSTIN                Name:  Chris Sharng
--------------------                    ----------------------------------
                                   Title: Senior VP & CFO
                                         ---------------------------------

                                   Address:       c/o Ultrak, Inc.
                                                  1301 Water Ridge Drive
                                                  Lewisville, Texas 75057




                                   ABM DATA SYSTEMS, INC.,
                                   a Texas corporation


Attest:                            By:  /s/ CHRIS SHARNG
                                      ------------------------------------
/s/ KAREN S. AUSTIN                Name:  Chris Sharng
--------------------                    ----------------------------------
                                   Title: Senior VP & CFO
                                         ---------------------------------

                                   Address:       c/o Ultrak, Inc.
                                                  1301 Water Ridge Drive
                                                  Lewisville, Texas 75057




                                   SECURITY WARRANTY, INC.,
                                   an Texas corporation


Attest:                            By:  /s/ CHRIS SHARNG
                                      ------------------------------------
/s/ KAREN S. AUSTIN                Name:  Chris Sharng
--------------------                    ----------------------------------
                                   Title: Senior VP & CFO
                                         ---------------------------------

                                   Address:       c/o Ultrak, Inc.
                                                  1301 Water Ridge Drive
                                                  Lewisville, Texas 75057



                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

    This instrument was acknowledged before me on the 17th day of December, 2001, by Chris Sharng, as Senior VP & CFO of ULTRAK, INC. a Delaware corporation, for and on behalf of said corporation.

(NOTARY      D'LENE SANDLEBACK               /s/ D'LENE SANDLEBACK
SEAL)   Notary Public, State of Texas       -------------------------------------------
       My Commission Expires 12-05-04       Notary Public in and for the State of Texas
                                            My Commission Expires: 12-5-04







THE STATE OF TEXAS       )
                         )
COUNTY OF DALLAS         )

    This instrument was acknowledged before me on the 17th day of December, 2001, by Chris Sharng, as Senior VP & CEO of ULTRAK, GP, INC. a Delaware corporation, for and on behalf of said corporation.

(NOTARY      D'LENE SANDLEBACK               /s/ D'LENE SANDLEBACK
SEAL)   Notary Public, State of Texas       -------------------------------------------
       My Commission Expires 12-05-04       Notary Public in and for the State of Texas
                                            My Commission Expires: 12-5-04


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

THE STATE OF TEXAS       (
                         (
COUNTY OF DALLAS         (

    This instrument was acknowledged before me on the 17th day of December, 2001, by Chris Sharng, as Senior VP & CFO of ULTRAK, INC. a Delaware corporation, for and on behalf of said corporation.

(NOTARY        D'LENE SANDLEBACK              /s/ D'LENE SANDLEBACK
 SEAL)   Notary Public, State of Texas      -------------------------------------------
        My Commission Expires 12-05-04      Notary Public in and for the State of Texas
                                            My Commission Expires: 12-5-04







THE STATE OF TEXAS       (
                         (
COUNTY OF DALLAS         (

    This instrument was acknowledged before me on the 17th day of December, 2001, by Chris Sharng, as Senior VP & CFO of DIAMOND ELECTRONICS, INC. an Ohio corporation, for and on behalf of said corporation.

(NOTARY        D'LENE SANDLEBACK              /s/ D'LENE SANDLEBACK
 SEAL)   Notary Public, State of Texas      -------------------------------------------
        My Commission Expires 12-05-04      Notary Public in and for the State of Texas
                                            My Commission Expires: 12-5-04

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

THE STATE OF TEXAS       (
                         (
COUNTY OF DALLAS         (

    This instrument was acknowledged before me on the 17th day of December, 2001, by Chris Sharng, as Senior VP & CFO of MONITOR DYNAMICS, INC., a California corporation, for and on behalf of said corporation.

(NOTARY        D'LENE SANDLEBACK              /s/ D'LENE SANDLEBACK
 SEAL)   Notary Public, State of Texas      -------------------------------------------
        My Commission Expires 12-05-04      Notary Public in and for the State of Texas
                                            My Commission Expires: 12-5-04







THE STATE OF TEXAS       (
                         (
COUNTY OF DALLAS         (

    This instrument was acknowledged before me on the 17th day of December, 2001, by Chris Sharng, as Senior VP & CFO of ABM DATA SYSTEMS, INC., a Texas corporation, for and on behalf of said corporation.

(NOTARY        D'LENE SANDLEBACK              /s/ D'LENE SANDLEBACK
 SEAL)   Notary Public, State of Texas      -------------------------------------------
        My Commission Expires 12-05-04      Notary Public in and for the State of Texas
                                            My Commission Expires: 12-5-04

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

THE STATE OF TEXAS       (
                         (
COUNTY OF DALLAS         (

    This instrument was acknowledged before me on the 17th day of December, 2001, by Chris Sharng, as Senior VP & CFO of SECURITY WARRANTY, INC., a Texas corporation, for and on behalf of said corporation.

(NOTARY        D'LENE SANDLEBACK              /s/ D'LENE SANDLEBACK
 SEAL)   Notary Public, State of Texas      -------------------------------------------
        My Commission Expires 12-05-04      Notary Public in and for the State of Texas
                                            My Commission Expires: 12-5-04

                                  EXHIBIT "C-2"

                                    GUARANTY

In order to induce BRIARWOOD WATERS RIDGE LP, a Texas limited partnership ("Landlord"), to execute the foregoing Lease Agreement (the "Lease") with ULTRAK OPERATING, L.P., a Texas limited partnership ("Tenant"), for a certain Premises (herein so called and as defined in the Lease) in the City of Lewisville, Denton County, Texas, the undersigned, GEORGE K. BROADY, an individual resident of Dallas County, Texas (being hereinafter referred to as the "undersigned") hereby agrees as follows:

         The undersigned hereby guarantees the payment of up to $720,000 of Minimum Rent (as defined in the Lease) payable by Tenant under the terms of the Lease, to the extent Landlord does not collect any such Minimum Rent from Tenant or Ultrak, Inc., a Delaware corporation, after exercising all available remedies against such parties. Notwithstanding anything to the contrary herein, the maximum liability of the undersigned under this Guaranty with respect to Minimum Rent (as defined in the Lease) payable by Tenant under the terms of the Lease shall be the sum of (i) $720,000 of the Minimum Rent and (ii) any reasonable attorneys' fees incurred by Landlord in enforcing this Guaranty.

         In addition, the undersigned hereby agrees that if (but only if) any action is instituted by or on behalf of Tenant or any person or entity affiliated, directly or indirectly, with Tenant (including, without limitation, the undersigned) which challenges or seeks to challenge Landlord's ownership of fee simple title to the Premises or any portion thereof, then the undersigned hereby agrees (a) that regardless of which party prevails in any such action, the undersigned shall indemnify and hold harmless Landlord and its successors and/or assigns from and against any and all expenses, fines, suits, losses, costs, liabilities, claims, demands, actions and judgments of every kind and character (including, without limitation, reasonable attorneys' fees) arising out of or relating, directly or indirectly, to such action; provided, however, that the counsel selected by Landlord in connection with any such proceeding(s) shall be reasonably acceptable to Landlord and the undersigned, and (b) that if as a result of any such action Landlord is divested of, or ordered to convey, all or any portion of the fee simple title to the Premises, then the undersigned shall either (i) pay to Landlord the Purchase Price prescribed in the Purchase Option set forth in Section 26 of the Lease with respect to the value of the portion of the Premises that Landlord is divested of or ordered to convey or
(ii) pay the full amount of the Purchase Price prescribed in the Purchase
Option set forth in Section 26 of the Lease and receive from Landlord a transfer of all title of Landlord to the Premises. Notwithstanding the foregoing, Landlord (by its acceptance hereof) hereby agrees that (A) prior to or concurrently with enforcement against the undersigned of any liability, obligation or duty guaranteed pursuant to the immediately preceding sentence, Landlord shall seek to recover such amounts from Tenant and Ultralk, Inc., and to the extent Landlord recovers amounts from Tenant and/or Ultralk, Inc. in any such prior or concurrent action, such amounts shall serve to offset the liability of the undersigned to Landlord pursuant to the immediately preceding sentence, and (B) if Landlord is divested of or ordered to convey, all or any portion of the fee simple title to the Premises as stated in the immediately preceding sentence, then Landlord shall be obligated to use commercially reasonable efforts to obtain recovery under the terms and conditions of the Owner's Policy of Title Insurance in the amount of $6,600,000.00 (the "Title Policy") obtained by Landlord when it acquired the Premises prior to enforcement against the undersigned of any liability, obligation or duty guaranteed pursuant to the immediately preceding sentence; provided, however, that in the extent Landlord is not successful in its commercially reasonable efforts to recover under the terms and conditions of the Title Policy (i.e., to the extent Landlord recovers amounts under the Title Policy, such amounts shall serve to offset the liability of the undersigned to Landlord pursuant to the immediately preceding sentence), upon the expiration of one (1) year following the date Landlord made a written claim under the Title Policy pursuant to the terms and conditions thereof, Landlord shall then be permitted to enforce against the undersigned any liability, obligation or duty guaranteed pursuant to the immediately preceding sentence. As used in the immediately preceding sentence, "commercially reasonable efforts" shall be deemed to mean Landlord having made a written claim under the Title Policy pursuant to the terms and conditions thereof, and if Landlord's claim under the Title Policy is denied by the insurer thereunder, filing a lawsuit against said insurer (with counsel selected by the undersigned, approved by Landlord in its reasonable discretion). Following the filing of such lawsuit and any recovery by Landlord of amounts from the undersigned under this Guaranty, upon the written request of the undersigned Landlord shall either (1) to the extent permitted by applicable law, assign the lawsuit to the undersigned, so that the undersigned my pursue such lawsuit at its sole cost and expense, or (2) if such assignment is not permitted by applicable law, and if the undersigned desires that Landlord continue diligently pursuing the lawsuit against the insurer under the Title Policy for the benefit of the undersigned, Landlord shall do so and the undersigned shall be solely responsible (and shall promptly reimburse Landlord) for any and all expenses, fines, suits, losses, costs, liabilities, claims, demands, actions and judgments of every kind and character (including, without limitation, reasonable attorneys' fees) arising out of or relating, directly or indirectly, in such action against the insurer under the Title Policy.

         The undersigned hereby waives notice of acceptance of this Guaranty and all other notices in connection herewith or in connection with the liabilities, obligations and duties guaranteed hereby, including notices of default by Tenant under the Lease, and waives diligence, presentment and suit on the part of Landlord in the enforcement of any liability, obligation or duty guaranteed hereby.

         The undersigned further agrees that Landlord shall be first (or concurrently) required to enforce against Tenant or any other person any liability, obligation or duty guaranteed hereby before and/or concurrently with seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Landlord to enforce any liability, obligation or duty guaranteed hereby without joinder of Tenant or any other person. The liability of the undersigned shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release, or limitation of the liability of Tenant or its estate in bankruptcy, or if any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the federal Bankruptcy act, or any similar law or statute of the United States or any state thereof Landlord and Tenant, without notice to or consent by the undersigned, may at any time or times enter into such extensions, amendments, assignments, subleases, or other covenants with respect to the Lease as the may deem appropriate; and the undersigned shall not be released thereby, but shall continue to be filly liable hereunder with respect to the Lease as so extended, amended, assigned or otherwise modified.

         The undersigned acknowledges and agrees that the laws of the State of Texas govern the validity, construction of terms and interpretation of the rights and duties of the parties with respect to this Guaranty.

         It is understood that other agreements similar to this Guaranty may, at Landlord's sole option and discretion, be executed by other persons with respect to the Lease. This Guaranty shall be cumulative of any such agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. Moreover, in the event Landlord obtains another signature of more than one guarantor on this Guaranty or by obtaining additional guaranty agreements, or both, the undersigned agrees that Landlord, in Landlord's sole discretion, may (i) bring suit against all guarantors of the Lease jointly and severally or against any one or more of them, (ii) compound or settle with any one or more of the guarantors for such consideration as Landlord may deem proper, and (iii) release one or more of the guarantors from liability. The undersigned further agrees that no such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including the undersigned.

         If a party executing this Guaranty is a corporation, then the undersigned officer personally represents and warrants that the Board of Directors of such corporation, in a duly held meeting, has determined that this Guaranty may reasonably be expected to benefit the corporation.

         The undersigned agrees that if Landlord shall employ an attorney to present, enforce or defend all of Landlord's rights or remedies hereunder, the undersigned shall pay any reasonable attorney's fees incurred by Landlord in such connection.

         The undersigned represents and warrants to Landlord that Tenant is affiliated with the undersigned and that the undersigned has determined that this Guaranty reasonably may be expected to benefit the undersigned.

         This Guaranty shall be binding upon the undersigned and its successors and assigns and shall inure to the benefit of Landlord and Landlord's successors and assigns.

         EXECUTED in Denton County, Texas, this 17th day of December, 2001, to be effective as of the same date as the effective date of execution of the Lease.


                                       /s/ GEORGE K. BROADY
                                       -----------------------------------------
                                       George K. Broady, Individually

                                       Address: 10050 Strait Lane
                                                --------------------------------
                                                Dallas, TX 75279
                                                --------------------------------

                                CONSENT OF SPOUSE

         The undersigned is the spouse of George K. Broady, a guarantor under the terms of the above-executed Guaranty. By executing this Consent, the undersigned hereby acknowledges the terms and obligations of the above Guaranty and that the Guaranty is binding upon the marital community assets of George K. Broady and the undersigned spouse.

                                     /s/ JANE BROADY
                                     -------------------------------------------
                                     Name: Jane Broady
                                           -------------------------------------

THE STATE OF TEXAS      )
                        )
COUNTY OF Denton        )

         This instrument was acknowledged before me on the 17th day of December, 2001, by GEORGE K. BROADY.




(SEAL)                               /s/ D'LENE SANDLEBACK
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas
                                     My Commission Expires: 12-5-04

THE STATE OF TEXAS      )
                        )
COUNTY OF Denton        )


         This instrument was acknowledged before me on the 17th day of December, 2001, by Jane Broady.

(SEAL)                               /s/ D'LENE SANDLEBACK
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas
                                     My Commission Expires: 12-5-04

                                   EXHIBIT "D"

                     MEMORANDUM OF LEASE AND PURCHASE OPTION


         THIS MEMORANDUM OF LEASE (this "Memorandum") is entered into by and between BRIARWOOD WATERS RIDGE LP, a Texas limited partnership ("Landlord"), as landlord, and ULTRAK OPERATING, L.P., a Texas limited partnership ("Tenant"), as tenant.


                                   WITNESSETH:


         1. Premises. Landlord and Tenant have entered into a Lease Agreement (the "Lease") dated on or about the date hereof, for certain improved real property in Lewisville, Denton County, Texas, which land is more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes.

         2. Term. The Lease has an initial term of thirty (30) full calendar months expiring on June 30, 2004.

         3. Purchase Option. the Lease also contains certain rights in favor of Tenant to purchase the Premises (as defined in the Lease).

         4. Incorporation of Lease. This Memorandum is for information purposes only and nothing contained herein shall be deemed to in any way modify or otherwise affect any of the terms and conditions of the Lease, the terms of which are incorporated herein by reference. This instrument is merely a memorandum of the Lease and is subject to all of the terms, provisions and conditions of the Lease. In the event of any inconsistency between the terms of the Lease and this instrument, the terms of the Lease shall prevail.

         5. Intention of Parties; Contingent Security Interest. Landlord and Tenant each hereby acknowledge and agree that the parties hereto fully intend that the transaction contemplated by the Lease be a lease transaction and establish only the relationship of landlord and tenant by and between Landlord and Tenant. Notwithstanding the foregoing, if and only if, the transaction contemplated by the Lease is deemed by any court or other legal authority to be a loan or other category of financing transaction, and landlord's fee simple ownership of the Premises (or any portion thereof) is in any way disputed or challenged, then the following provisions shall automatically be applicable:

         (a) to secure the payment of the obligations and the full and faithful performance of the covenants and agreements contained in the Lease, as well as the full payment to Landlord of the Purchase Price prescribed in the Purchase Option set forth in Section 26 of the Lease, Tenant hereby grants and conveys the Premises to Christopher I. Clark of Dallas County, Texas ("Trustee"), to have and to hold the Premises pursuant to the terms of this Section 4; moreover, Tenant hereby grants, conveys and pledges to Landlord a security interest in all of the Personalty;

         (b) Tenant shall forever warrant and defend the title and quiet possession of the Premises unto Trustee and Landlord, and the validity and priority of the lien of this Section 4, against the lawful claims and demands of all persons whomsoever, and this warranty of title shall survive the foreclosure of the lien of this Section 4 and shall inure to the benefit of and be enforceable by any person who may acquire the Premises pursuant to foreclosure, trustee's sale or other exercise by Landlord of the rights and remedies provided in this Section 4;

         (c) All amounts due under the Lease, as well as full payment to Landlord of the Purchase Price prescribed in the Purchase Option set forth in
Section 26 of the Lease, at the option of the Landlord, shall become at once due and payable without demand or notice other than the demand or notice provided for in this paragraph (c); and provided that all or any portion of all such amounts remain unpaid, and the Trustee when requested so to do so by Landlord, shall sell the Premises and the Personalty at public auction to the highest bidder for cash, between the hours of ten o'clock A.M. and four o'clock P.M. on the first Tuesday in any month, at the door of the Courthouse in the County in which the Premises, of any part thereof are situated, in accordance with the requirement specified in Section 51.002 if the Texas Property Code, and after advertising same in accordance with the requirements of Section 51.002 of the Texas Property Code.

         (d) If and to the extent that subsections (a), (b) and (c) become applicable to this transaction, Landlord may substitute any other Trustee for the above-mentioned Christopher I. Clark, with or without cause and with or without notice having been provided to Tenant.

         (e) Notwithstanding the foregoing, Landlord and Tenant hereby acknowledge and agree that commencing at the end of the last day on which Tenant is permitted under Section 26 of the Lease to properly and validly exercise its Purchase Option, the expiration of such Purchase Option shall be deemed to be a deed in lieu of foreclosure with respect to the Premises as consideration for the right of Tenant to remain in possession of the Premises for the balance of the term of this Lease; and in this regard, Tenant's remaining in the Premises beyond the end of the last day on which Tenant is permitted under Section 26 of the Lease to properly and validly exercise its Purchase Option will conclusively be deemed to constitute such deed in lieu of foreclosure to Landlord.

         6. Tenant's Information. Tenant's Organizational Identification Number issued by the Secretary of State of Texas is 85612-10. Tenant's Tax Identification Number is 75-2625985.

         7. Waiver of Repurchase Option. Notwithstanding anything to the contrary contained in the Lease (including, without limitation, the terms of Section 26 of the Lease), Tenant hereby acknowledges and agrees that it fully and completely waives any and all rights that Tenant may ever have (i.e., now and/or in the future to exercise the option to repurchase the Premises (or any portion thereof) pursuant to the terms of Article XII of that certain Master Declaration of Covenants, Restrictions and Development Standards Applicable to Waters' Ridge dated June 1, 1984, recorded in Volume 1423, Page 680, Deed Records of Denton County, Texas. as amended.

         8. Binding Effect. The rights and obligations set forth herein shall be binding upon and insure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. Notwithstanding any contrary provision hereof, upon execution and recordation of an instrument in the Real Property Records of Denton County, Texas by the then owner of fee title to the land described on Exhibit "A" hereto which references this instrument and provides that the Lease has expired or been terminated or that certain rights of Tenant thereunder are no longer in force and effect, all persons shall be entitled to rely thereon without any duty of investigation or inquiry.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         The parties have executed this Memorandum of Lease to be effective as of the Effective Date.


                                    LANDLORD:

                                    BRIARWOOD WATERS RIDGE LP,
                                    a Texas limited partnership

                                    By:  Briarwood Capital Corporation, a
                                         Texas corporation, its General Partner
                                         By:
                                              -------------------------------
                                              H. Walker Royall, President
                                    TENANT:


                                    ULTRAK OPERATING, LP.,
                                    a Texas limited partnership
                                    By   Ultrak GP, Inc., a Texas corporation,
                                         its General Partner

                                         By:
                                               ------------------------------
                                         Name:
                                               ------------------------------
                                         Title:
                                               ------------------------------

THE STATE OP TEXAS      )
                        )
COUNTY OF Denton _____  )

         This instrument was acknowledged before me on the ______ day of December, 2001, by H. Walker Royall, in his capacity as President of Briarwood Capital Corporation, a Texas corporation, in its capacity as General Partner of BRIARWOOD WATERS RIDGE LP, a Texas limited partnership, for and on behalf of said corporation and limited partnership.


                                     -------------------------------------------
                                     Notary Public in and for the State of Texas
                                     My Commission Expires:

THE STATE OF TEXAS      )
                        )
COUNTY OF Denton _____  )


         This instrument was acknowledged before me on the ______ day of December, 2001, by _________________________________ as _____________________ of
Ultrak GP, Inc., a Delaware corporation, in its capacity as General Partner of ULTRAK OPERATING, L.P., a Texas limited partnership, for and on behalf of said corporation and limited partnership.



                                     -------------------------------------------
                                     Notary Public in and for the State of Texas
                                     My Commission Expires: